        Execution Version

Exhibit 10.2
AMENDING AGREEMENT
THIS AGREEMENT dated as of the 31st day of January, 2025.
BETWEEN:
i-80 GOLD CORP., a corporation incorporated under the laws of the Province of British Columbia
(herein called the “Borrower”)
- and -
OMF FUND III (F) LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as Administrative Agent
(herein called the “Administrative Agent”)
WHEREAS the Borrower, the Administrative Agent, the Guarantors and the Lenders entered into an amended and restated convertible credit agreement dated as of January 15, 2025 (the “Credit Agreement”);
AND WHEREAS, Section 4.4.5 of the Credit Agreement requires that the Borrower and the Lender enter into a registration rights agreement by no later than January 31, 2025 (the “Original Deadline”);
    AND WHEREAS the Borrower has requested, and the Administrative Agent and the Lenders have agreed, to extend the Original Deadline to February 7, 2025;
NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:
Article 1
DEFINED TERMS
1.Capitalized Terms.
All other capitalized terms which are used herein without being specifically defined herein shall have the meanings ascribed thereto in the Credit Agreement.
Article 2
AMENDMENTS TO CREDIT AGREEMENT
1.Amendment.
1.Section 4.4.5 of the Credit Agreement is hereby amended by deleting the words “January 31, 2025” and replacing them with “February 7, 2025”.

Article 3
MISCELLANEOUS
1.Future References to the Credit Agreement.
On and after the date of this agreement, each reference in the Credit Agreement to "this agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in any related document to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
2.Governing Law.
This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
3.Inurement.
This Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.
4.Conflict.
If any provision of this Agreement is inconsistent or conflicts with any provision of the Credit Agreement, the relevant provision of this Agreement shall prevail and be paramount.
5.Further Assurances.
The Borrower shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.
6.Counterparts.
This Agreement may be executed in one or more counterparts and in electronic format, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

i-80 GOLD CORP., as Borrower
By:	(signed) “David Savarie”
Name: David Savarie
Title: SVP, General Counsel

OMF FUND III (F) LTD., as Administrative Agent and Lender
By:	(signed) “Istvan Zollei”
Name: Istvan Zollei
Title: Authorized Signatory

By:	(signed) “Istvan Zollei”
Name: Istvan Zollei
Title: Authorized Signatory